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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 6, 2003


                              IPC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)


        DELAWARE                    333-82540                   74-3022102
     (State or other             (Commission file             (IRS Employer
     jurisdiction of                 number)                  Identification
     incorporation)                                                  No.)


              88 PINE STREET, WALL STREET PLAZA, NEW YORK, NY 10005
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212)-825-9060

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT
  NO.     DESCRIPTION
 99.1     Press release of IPC Acquisition Corp. dated May 6, 2003.

ITEM 9.   REGULATION FD DISCLOSURE (INCLUDING INFORMATION FURNISHED PURSUANT TO
          ITEM 12)

     In addition to being furnished pursuant to Item 9 of Form 8-K, the following information contained in this Form 8-K is being furnished pursuant to
Item 12 under Item 9 of Form 8-K, as directed by the United States Securities and Exchange Commission in release No. 33-8216.

     On May 6, 2003, IPC Acquisition Corp. (the "Company") issued a press release regarding its financial results for its second quarter ended March 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IPC Acquisition Corp.

Dated: May 7, 2003                      By: /s/   TIMOTHY WHELAN
                                        ----------------------------------------
                                            Timothy Whelan
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer and Duly Authorized Officer)


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